Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED BUSINESS MANAGEMENT AGREEMENT
This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED BUSINESS MANAGEMENT AGREEMENT (this “Amendment”), effective as of August 1, 2021, is made and entered into by and between Diversified Healthcare Trust, a Maryland real estate investment trust (the “Company”), and The RMR Group LLC, a Maryland limited liability company (the “Manager”).
WHEREAS, the Company and the Manager are parties to that certain Second Amended and Restated Business Management Agreement, dated as of June 5, 2015 (the “Business Management Agreement”); and
WHEREAS, the Company and the Manager wish to amend certain provisions of the Business Management Agreement as hereinafter provided;
NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:
1.The definition of “SNL Index” included in Section 11 of the Business Management Agreement shall be replaced in its entirety by the following:
“Index” shall mean (i) the SNL U.S. REIT Healthcare Index, as published from time to time, for all periods ending prior to August 1, 2021 and (ii) the MSCI U.S. REIT/Health Care REIT Index, as published from time to time, for all periods beginning on or after August 1, 2021.
2.The Business Management Agreement shall be amended by deleting all references therein to “SNL Index” and replacing them with references to the “Index”.
3.As amended hereby, the Business Management Agreement shall remain in full force and effect.
4.The provisions of this Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.
5.This Amendment may be executed in separate counterparts, each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers, as of the date first written above.

DIVERSIFIED HEALTHCARE TRUST

By:	/s/ Jennifer F. Francis
Name: Jennifer F. Francis
Title: President and Chief Operating Officer

THE RMR GROUP LLC

By:	/s/ Matthew P. Jordan
Name: Matthew P. Jordan
Title: Executive Vice President, Chief Financial Officer and Treasurer
[Signature Page to First Amendment to Second Amended and Restated Business Management Agreement]